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                             RUSSELL INSURANCE FUNDS
                       Supplement dated April 23, 2002 to
                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated December 21, 2001
                         As Supplemented March 15, 2002

     The following restates the description of RREEF America L.L.C. in the section entitled "Money Manager Information" for the Real Estate Securities Fund in its entirety in the Russell Insurance Funds Statement of Additional
Information:

                            MONEY MANAGER INFORMATION

                           Real Estate Securities Fund

     RREEF America L.L.C., is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.